LADISH CO., INC.

2,900,000 Shares of Common Stock

UNDERWRITING AGREEMENT

September __, 2005

D.A. Davidson & Co.
Two Centerpointe Drive, Suite 400
Lake Oswego, Oregon 97035

Ladies and Gentlemen:

        Ladish Co., Inc., a Wisconsin corporation (the “Company”), and Grace Brothers, Ltd. (the “Selling Shareholder”) confirm their respective agreements with D.A. Davidson & Co. (the “Underwriter”) with respect to the sale by the Selling Shareholder of a total of 2,900,000 shares (the “Securities”) of the Company’s common stock, par value $0.01 per share (the “Common Stock”), and the purchase by the Underwriter of the Securities. Certain terms used in this Agreement are defined in Section 14 hereof.

        The Company and the Selling Shareholder understand that the Underwriter proposes to make a public offering of the Securities as soon as the Underwriter deems advisable after this Agreement has been executed and delivered.

        Promptly (and in no event more than one business day) after the execution of this Agreement, the Company will prepare and file with the Commission a prospectus in accordance with the provisions of the 1933 Act, including but not limited to Rule 430A and Rule 424(b), and the Company has previously advised you of all information (financial and other) that will be set forth therein. Such prospectus in the form first furnished to the Underwriter for use in connection with the offering of the Securities is herein called the “Prospectus.” Any reference herein to any preliminary prospectus or the Prospectus shall be deemed to refer to and include the documents incorporated by reference therein pursuant to Item 12 of Form S-3 under the 1933 Act, as of the date of the preliminary prospectus or Prospectus, as the case may be; any reference to any amendment or supplement to preliminary prospectus or Prospectus shall be deemed to refer to and include any documents filed after the date of such preliminary prospectus or Prospectus, as the case may be, under the 1934 Act, and incorporated by reference in such preliminary prospectus or Prospectus, as the case may be; and any reference to any amendment to the Registration Statement shall be deemed to refer to and include the annual report of the Company filed pursuant to Section 13(a) or 15(d) of the 1934 Act after the effective date of the Initial Registration Statement that is incorporated by reference in the Registration Statement.

        SECTION 1. Representations and Warranties.

        (a) Representations and Warranties by the Company. The Company represents and warrants to the Underwriter as of the date hereof and as of the Closing Date, and agrees with the Underwriter, as follows:

(1) Compliance with Registration Requirements. The Securities have been duly registered under the 1933 Act pursuant to the Registration Statement. Each of the Initial Registration Statement and any Rule 462(b) Registration Statement, each in the form delivered to the Underwriter, and including all documents incorporated by reference in the Prospectus, has become effective under the 1933 Act and no stop order suspending the effectiveness of the Initial Registration Statement or any Rule 462(b) Registration Statement has been issued under the 1933 Act and no proceedings for that purpose have been instituted or are pending or threatened or, to the knowledge of the Company, are contemplated by the Commission, and any request on the part of the Commission for additional information has been complied with.

The documents incorporated by reference in the Prospectus, when they became effective or were filed with the Commission, as the case may be, complied in all material respects with the requirements of the 1933 Act and 1933 Act Regulations or the 1934 Act and 1934 Act Regulations, as applicable, and none of such documents contained an untrue statement of material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading; and any further documents so filed and incorporated by reference in the Prospectus or any further amendment or supplement thereto, when such documents become effective or are filed with the Commission, as the case may be, will comply in all material respects with the requirements of the 1933 Act and 1933 Act Regulations or the 1934 Act and 1934 Act Regulations, as applicable, and will not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading.

At the respective times the Initial Registration Statement, any Rule 462(b) Registration Statement and any post-effective amendments thereto became or become effective and at the Closing Date, the Initial Registration Statement, any Rule 462(b) Registration Statement and any amendments and supplements thereto complied and will comply in all material respects with the requirements of the 1933 Act and the 1933 Act Regulations and did not and will not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading. Neither the Prospectus nor any amendments or supplements thereto, at the time the Prospectus or any such amendment or supplement was issued, at the Closing Date, and at any time when a prospectus is required by applicable law to be delivered in connection with sales of Securities, contained or will contain an untrue statement of a material fact or omitted or will omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading. The representations and warranties in this subsection shall not apply to statements in or omissions from the Registration Statement or Prospectus made in reliance upon and in conformity with information relating to the Underwriter furnished to the Company in writing by the Underwriter expressly for use in the Registration Statement or Prospectus, or information relating to the Selling Shareholder furnished to the Company in writing by the Selling Shareholder expressly for use in the Registration Statement or Prospectus.

Each preliminary prospectus and the prospectus filed as part of the Registration Statement as originally filed or as part of any amendment thereto, or filed pursuant to Rule 424 under the 1933 Act, complied when so filed, in all material respects with the requirements of the 1933 Act and the 1933 Act Regulations and each preliminary prospectus and the Prospectus and any amendments or supplements thereto delivered to the Underwriter for use in connection with the offering of the Securities was identical to the electronically transmitted copy thereof filed with the Commission pursuant to EDGAR, except to the extent permitted by Regulation S-T.

(2) Independent Accountants. KPMG LLP, the accounting firm who certified the financial statements and supporting schedules contained or incorporated by reference in the Registration Statement and the Prospectus, is an independent registered public accounting firm with respect to the Company and its subsidiaries as required by the 1933 Act and the 1933 Act Regulations.

(3) Financial Statements. The financial statements of the Company and its consolidated subsidiaries contained or incorporated by reference in the Registration Statement and the Prospectus, together with the related schedules (if any) and notes, present fairly the financial position of the Company and its consolidated subsidiaries at the dates indicated and the results of operations, changes in stockholders’ equity and cash flows of the Company and its consolidated subsidiaries for the periods specified; the financial statements of any other entities or businesses contained or incorporated by referencein the Registration Statement or the Prospectus, together with the related schedules (if any) and notes, present fairly the financial position of each such entity or business, as the case may be, and its consolidated subsidiaries (if any) at the dates indicated and the results of operations, changes in stockholders’ (or other owners’) equity and cash flows of such entity or business, as the case may be, and its consolidated subsidiaries, if any, for the periods specified; and all such financial statements have been prepared in conformity with GAAP applied on a consistent basis throughout the periods involved and comply with all applicable accounting requirements under the 1933 Act and the 1933 Act Regulations. The supporting schedules, if any, contained or incorporated by reference in the Registration Statement present fairly, in accordance with GAAP, the information required to be stated therein.

(4) No Material Adverse Change in Business. Since the respective dates as of which information is given in the Registration Statement and the Prospectus (in each case exclusive of any amendments or supplements thereto subsequent to the date of this Agreement), except as otherwise stated therein, (A) there has been no material adverse change in the condition, financial or otherwise, or in the earnings or business affairs of the Company and its subsidiaries considered as one enterprise, whether or not arising in the ordinary course of business (a “Material Adverse Effect”), (B) there have been no transactions entered into by the Company or any of its subsidiaries which are material with respect to the Company and its subsidiaries considered as one enterprise, and (C) there has been no dividend or distribution of any kind declared, paid or made by the Company on any class of its capital stock.

(5) Good Standing of the Company. The Company has been duly organized and is validly existing as a corporation under the laws of the State of Wisconsin; has filed its most recent annual report with the Wisconsin Department of Financial Institutions, and has not filed articles of dissolution; and has power and authority to own, lease and operate its properties and to conduct its business as described in the Prospectus and to enter into and perform its obligations under this Agreement; and the Company is duly qualified as a foreign corporation to transact business and is in good standing in each jurisdiction in which such qualification is required, whether by reason of the ownership or leasing of property or the conduct of business, except where the failure so to qualify or to be in good standing would not result in a Material Adverse Effect.

(6) Good Standing of Subsidiaries. Each subsidiary of the Company has been duly organized and is validly existing as a corporation, limited or general partnership or limited liability company, as the case may be, in good standing under the laws of the jurisdiction of its organization, has power and authority to own, lease and operate its properties and to conduct its business as described in the Prospectus and is duly qualified as a foreign corporation, limited or general partnership or limited liability company, as the case may be, to transact business and is in good standing in each jurisdiction in which such qualification is required, whether by reason of the ownership or leasing of property or the conduct of business, except where the failure so to qualify or to be in good standing would not result in a Material Adverse Effect; except as otherwise disclosed in the Registration Statement and the Prospectus, all of the issued and outstanding capital stock of each such subsidiary that is a corporation, all of the issued and outstanding partnership interests of each such subsidiary that is a limited or general partnership and all of the issued and outstanding limited liability company interests, membership interests or other similar interests of each such subsidiary that is a limited liability company have been duly authorized and validly issued, are fully paid and (except in the case of general partnership interests) non-assessable and are owned by the Company, directly or through subsidiaries, free and clear of any Lien; and none of the outstanding shares of capital stock, partnership interests or limited liability company interests, membership interests or other similar interests of any such subsidiary was issued in violation of any preemptive rights, rights of first refusal or other similar rights of any securityholder of such subsidiary or any other person. The only subsidiaries of the Company are the subsidiaries listed on Exhibit A hereto and Exhibit A accurately sets forth whether each such subsidiary is a corporation, limited or general partnership or limited liability company and the jurisdiction of organization of each such subsidiary and, in the case of any subsidiary which is a partnership or limited liability company, its general partners and managing members, respectively. Any subsidiaries of the Company which are “significant subsidiaries” as defined by Rule 1-02 of Regulation S-X are listed on Exhibit A hereto under the caption “Material Subsidiaries.”

(7) Capitalization. The authorized, issued and outstanding capital stock of the Company is as set forth in the Prospectus (in each case except for subsequent issuances, if any, pursuant to employee or director stock option or stock purchase plans referred to in the Prospectus or pursuant to the exercise of options referred to in the Prospectus). The shares of issued and outstanding capital stock of the Company (including the Securities to be sold by the Selling Shareholder to the Underwriter under this Agreement) have been duly authorized and validly issued and are fully paid and non-assessable (except as provided in Wisconsin Statutes section 180.0622(2)(b), as judicially interpreted); and none of the outstanding shares of capital stock of the Company was issued in violation of any preemptive rights, rights of first refusal or other similar rights of any securityholder of the Company or any other person.

(8) Authorization of Agreement. This Agreement has been duly authorized, executed and delivered by the Company.

(9) Description of Securities. The Common Stock and the Company’s charter and bylaws conform in all material respects to all of the respective statements relating thereto in the Registration Statement and such statements conform to the rights set forth in the respective instruments and agreements defining the same.

(10) Absence of Defaults and Conflicts. Neither the Company nor any of its subsidiaries is in violation of its Organizational Documents or in default in the performance or observance of any obligation, agreement, covenant or condition contained in any Company Document, except for such defaults that would not result in a Material Adverse Effect. The execution, delivery and performance of this Agreement and the consummation of the transactions contemplated herein and in the Registration Statement and the Prospectus and compliance by the Company with its obligations under this Agreement do not and will not, whether with or without the giving of notice or passage of time or both, conflict with or constitute a breach of, or default or Repayment Event under, or result in the creation or imposition of any Lien upon any property or assets of the Company or any of its subsidiaries pursuant to any Company Documents, except for such conflicts, breaches, defaults or Liens that would not result in a Material Adverse Effect, nor will such action result in any violation of the provisions of the Organizational Documents of the Company or any of its subsidiaries or any applicable law, statute, rule, regulation, judgment, order, writ or decree of any government, government instrumentality or court, domestic or foreign, having jurisdiction over the Company or any of its subsidiaries or any of their respective assets, properties or operations.

(11) Absence of Labor Dispute. No labor dispute with the employees of the Company or any subsidiary of the Company exists or, to the knowledge of the Company, is imminent, and the Company is not aware of any existing or imminent labor disturbance by the employees of any of the principal suppliers, manufacturers, customers or contractors of the Company or any of its subsidiaries which, in any such case, may reasonably be expected to result in a Material Adverse Effect.

(12) Absence of Proceedings. There is no action, suit, proceeding, inquiry or investigation before or brought by any court or governmental agency or body, domestic or foreign, now pending, or, to the knowledge of the Company, threatened, against or affecting the Company or any of its subsidiaries which is required to be disclosed in the Registration Statement or the Prospectus (other than as disclosed therein), or which might reasonably be expected to result in a Material Adverse Effect, or which might reasonably be expected to materially and adversely affect the properties or assets thereof or the consummation of the transactions contemplated in this Agreement or the performance by the Company of its obligations under this Agreement; the aggregate of all pending legal or governmental proceedings to which the Company or any of its subsidiaries is a party or of which any of their respective property or assets is the subject which are not described in the Registration Statement or the Prospectus, including ordinary routine litigation incidental to the business, could not reasonably be expected to result in a Material Adverse Effect. There is no statute or regulation which is required to be disclosed in the Registration Statement or the Prospectus (other than as disclosed therein).

(13) Accuracy of Descriptions. The statements in the Prospectus under the caption “Description of Capital Stock” insofar as they purport to constitute a summary of the terms of the Securities, and under the caption “Underwriting” insofar as they purport to describe provisions of the laws and documents referred to therein, are accurate and complete in all material respects.

(14) Possession of Intellectual Property. The Company and its subsidiaries own or possess or have the right to use on reasonable terms all patents, patent rights, patent applications, licenses, inventions, copyrights, works of authorship, know-how (including trade secrets and other unpatented and/or unpatentable proprietary or confidential information, systems or procedures), trademarks, service marks, trade names, service names, domain names and other intellectual property (collectively, “Intellectual Property”) necessary to carry on their respective businesses as described in the Prospectus and as proposed to be conducted; and neither the Company nor any of its subsidiaries has received any notice or is otherwise aware of any infringement of or conflict with asserted rights of others with respect to any Intellectual Property or of any facts or circumstances which would render any Intellectual Property invalid or inadequate to protect the interest of the Company or any of its subsidiaries therein, and which infringement or conflict (if the subject of any unfavorable decision, ruling or finding) or invalidity or inadequacy, individually or in the aggregate, would result in a Material Adverse Effect.

(15) Absence of Further Requirements. (A) No filing with, or authorization, approval, consent, license, order, registration, qualification or decree of, any court or governmental authority or agency, domestic or foreign, (B) no authorization, approval, vote or other consent of any stockholder or creditor of the Company or its subsidiaries, (C) no waiver or consent under any Company Documents, and (D) no authorization, approval, vote or other consent of any other person or entity, is necessary or required for the performance by the Company of its obligations under this Agreement or for the consummation of any of the other transactions contemplated by this Agreement, in each case on the terms contemplated by the Prospectus, except such as have been already obtained under the 1933 Act or the 1933 Act Regulations or such as may be required under state securities laws.

(16) Possession of Licenses and Permits. The Company and its subsidiaries possess such permits, licenses, approvals, consents and other authorizations (collectively, “Governmental Licenses”) issued by the appropriate federal, state, local or foreign regulatory agencies or bodies necessary to conduct the business now operated by them; the Company and its subsidiaries are in compliance with the terms and conditions of all such Governmental Licenses, except where the failure so to comply would not, individually or in the aggregate, have a Material Adverse Effect; all of the Governmental Licenses are valid and in full force and effect, except when the invalidity of such Governmental Licenses or the failure of such Governmental Licenses to be in full force and effect would not have a Material Adverse Effect; and neither the Company nor any of its subsidiaries has received any notice of proceedings relating to the revocation or modification of any such Governmental Licenses which, individually or in the aggregate, if the subject of an unfavorable decision, ruling or finding, would result in a Material Adverse Effect.

(17) Title to Property. The Company and its subsidiaries have good and marketable title in fee simple to all real property owned by any of them and good title to all other properties owned by any of them, in each case, free and clear of all mortgages, pledges, liens, security interests, claims, restrictions or encumbrances of any kind except such as (A) are described in the Prospectus or (B) do not, individually or in the aggregate, materially affect the value of such property and do not interfere with the use made and proposed to be made of such property by the Company or any of its subsidiaries; all real property, buildings and other improvements, and equipment and other property held under lease or sublease by the Company or any of its subsidiaries is held by them under valid, subsisting and enforceable leases or subleases, as the case may be, with such exceptions as are not material and do not interfere with the use made or proposed to be made of such property and buildings or other improvements by the Company and its subsidiaries, and all such leases and subleases are in full force and effect; and neither the Company nor any of its subsidiaries has any notice of any claim of any sort that has been asserted by anyone adverse to the rights of the Company or any of its subsidiaries under any of the leases or subleases mentioned above or affecting or questioning the rights of the Company or any of its subsidiaries to the continued possession of the leased or subleased premises under any such lease or sublease except for such claims which, if successfully asserted against the Company or any of its subsidiaries, would not, individually or in the aggregate, have a Material Adverse Effect.

(18) Investment Company Act. The Company is not an “investment company” or an entity “controlled” by an “investment company” as such terms are defined in the 1940 Act.

(19) Environmental Laws. Except as described in the Registration Statement and except as would not, individually or in the aggregate, result in a Material Adverse Effect, (A) neither the Company nor any of its subsidiaries is in violation of any federal, state, local or foreign statute, law, rule, regulation, ordinance, code, policy or rule of common law or any judicial or administrative interpretation thereof, including any judicial or administrative order, consent, decree or judgment, relating to pollution or protection of human health, the environment (including, without limitation, ambient air, surface water, groundwater, land surface or subsurface strata) or wildlife, including, without limitation, laws and regulations relating to the release or threatened release of chemicals, pollutants, contaminants, wastes, toxic substances, hazardous substances, petroleum or petroleum products (collectively, “Hazardous Materials”) or to the manufacture, processing, distribution, use, treatment, storage, disposal, transport or handling of Hazardous Materials (collectively, “Environmental Laws”), (B) the Company and its subsidiaries have all permits, authorizations and approvals required under any applicable Environmental Laws and are each in compliance with their requirements, (C) there are no pending or threatened administrative, regulatory or judicial actions, suits, demands, demand letters, claims, liens, notices of noncompliance or violation, investigation or proceedings relating to any Environmental Law against the Company or any of its subsidiaries, (D) there are no events or circumstances that might reasonably be expected to form the basis of an order for clean-up or remediation, or an action, suit or proceeding by any private party or governmental body or agency, against or affecting the Company or any of its subsidiaries relating to Hazardous Materials or any Environmental Laws and (E) there are no costs or liabilities associated with Environmental Laws (including, without limitation, any capital or operating expenditures required for clean up, closure of properties or compliance with Environmental Laws or any permit, license or approval, any related constraints on operating activities and any potential liabilities to third parties) which singly or in the aggregate, might reasonably be expected to have a Material Adverse Effect.

(20) Absence of Registration Rights. There are no persons with registration rights or other similar rights to have any securities (debt or equity) (A) registered pursuant to the Registration Statement or included in the offering contemplated by this Agreement or (B) otherwise registered by the Company under the 1933 Act. There are no persons with tag-along rights or other similar rights to have any securities (debt or equity) included in the offering contemplated by this Agreement.

(21) [Reserved]

(22) NASD Matters. All of the information provided to the Underwriter or to counsel for the Underwriter by the Company, its officers and directors in connection with letters, filings or other supplemental information provided to NASD Regulation, Inc. pursuant to NASD Conduct Rule 2710 or 2720 is true, complete and correct.

(23) Tax Returns. The Company has filed all foreign, federal, state and local tax returns that are required to be filed or has requested extensions thereof, except where the failure so to file would not, individually or in the aggregate, have a Material Adverse Effect, and has paid all taxes required to be paid by it and any other assessment, fine or penalty levied against it, to the extent that any of the foregoing is due and payable, except for any such tax, assessment, fine or penalty that is currently being contested in good faith by appropriate actions and except for such taxes, assessments, fines or penalties the nonpayment of which would not, individually or in the aggregate, have a Material Adverse Effect.

(24) Insurance. The Company and each of its subsidiaries are insured by insurers of recognized financial responsibility against such losses and risks and in such amounts as are prudent and customary in the businesses in which they are engaged; all policies of insurance and any fidelity or surety bonds insuring the Company or any of its subsidiaries or their respective businesses, assets, employees, officers and directors are in full force and effect; the Company and its subsidiaries are in compliance with the terms of such policies and instruments in all material respects; there are no claims by the Company or any of its subsidiaries under any such policy or instrument as to which any insurance company is denying liability; neither the Company nor any such subsidiary has been refused any insurance coverage sought or applied for; and neither the Company nor any such subsidiary has any reason to believe that it will not be able to renew its existing insurance coverage as and when such coverage expires or to obtain similar coverage from similar insurers as may be necessary to continue its business at a cost that would not have a Material Adverse Effect.

(25) Accounting Controls. The Company and each of its subsidiaries maintain a system of internal accounting controls and procedures sufficient to provide reasonable assurance that (A) transactions are executed in accordance with management’s general or specific authorizations; (B) transactions are recorded as necessary to permit preparation of financial statements in conformity with GAAP and to maintain asset accountability; (C) access to assets is permitted only in accordance with management’s general or specific authorization; and (D) the recorded accountability for assets is compared with the existing assets at reasonable intervals and appropriate action is taken with respect to any differences.

(26) Disclosure Controls and Procedures. The Company has established and maintains disclosure controls and procedures (as such term is defined in Rule 13a-14 under the 1934 Act), which (i) are designed to ensure that material information relating to the Company is made known to the Company’s principal executive officer and its principal financial officer by others within those entities; (ii) provide for the periodic evaluation of the effectiveness of such disclosure controls and procedures as of a date within 90 days prior to the filing of the Company’s most recent annual or quarterly report with the Commission; and (iii) are effective in all material respects to perform the functions for which they were established. Based upon the evaluation of its disclosure control and procedures, the Company is not aware of (x) any material weakness in the design or operation of internal controls which could adversely affect the Company’s ability to record, process, summarize and report financial data or any material weaknesses in internal controls; or (y) any fraud, whether or not material, that involves management or other employees who have a significant role in the Company’s internal controls. Since the date of the most recent evaluation of such disclosure controls and procedures, there have been no changes that have materially affected, or are reasonably likely to materially affect, the Company’s internal control over financial reporting, including any corrective actions with regard to material weaknesses.

(27) Absence of Manipulation. The Company has not taken and will not take, directly or indirectly, any action designed to or that would constitute or that might reasonably be expected to cause or result in the stabilization or manipulation of the price of any security to facilitate the sale or resale of the Securities.

(28) No Right of First Refusal. Neither the Company nor any of its subsidiaries has any preemptive right, right of first refusal or other similar right to purchase or otherwise acquire any of the Securities to be sold by the Selling Shareholder to the Underwriter pursuant to this Agreement.

(29) Sarbanes-Oxley Act. The Company is in compliance with all of the provisions of the Sarbanes-Oxley Act of 2002 that are currently applicable to it and all of the provisions of the 1933 Act, the 1933 Act Regulations, the 1934 Act and the 1934 Act Regulations promulgated pursuant to such Sarbanes-Oxley Act that are currently applicable to the Company.

(30) No Fiduciary Relationship. The Company acknowledges and agrees that the Underwriter is acting solely in the capacity of an arm’s length contractual counterparty to the Company and the Selling Stockholder with respect to the offering of the Securities contemplated hereby (including in connection with determining the terms of the offering) and not as a financial advisor, agent or fiduciary to the Company, the Selling Stockholder or any other person. Additionally, the Underwriter is not advising the Company, the Selling Stockholder or any other person as to any legal, tax, investment, accounting or regulatory matters in any jurisdiction. The Company has consulted with its own advisors concerning such matters and shall be responsible for making its own independent investigation and appraisal of the transactions contemplated hereby, and the Underwriter shall have no responsibility or liability to the Company, the Selling Stockholder or any other person with respect thereto. Any review by the Underwriter of the Company, the transactions contemplated hereby or other matters relating to such transactions will be performed solely for the benefit of the Underwriter and shall not be on behalf of the Company or the Selling Stockholder.

(31) Listing. The Securities are listed on the Nasdaq National Market.

        (b) Representations and Warranties by the Selling Shareholder. The Selling Shareholder represents and warrants to the Underwriter as of the date hereof, as of the Closing Date, and agrees with the Underwriter, as follows:

(1) Accurate Disclosure. The Selling Shareholder has reviewed and will review, and is and will be familiar with, the Initial Registration Statement as originally filed with the Commission and all amendments thereto, if any, with any Rule 462(b) Registration Statement and all amendments thereto, if any, and with each preliminary prospectus and the Prospectus and any amendments or supplements thereto, if any; and, at the respective times the Initial Registration Statement, any Rule 462(b) Registration Statement or any post-effective amendment thereto became or becomes effective, at the Closing Date, and at any time when a prospectus is required by applicable law to be delivered in connection with sales of Securities, the information relating to the Selling Shareholder (including the information with respect to the Selling Shareholder’s Securities and any other shares of Common Stock or other securities of the Company which are owned or held by the Selling Shareholder) that is set forth in the Initial Registration Statement or any Rule 462(b) Registration Statement (or in any amendments thereto) or in any preliminary prospectus or the Prospectus (or in any amendments or supplements thereto) did not and will not contain an untrue statement of a material fact and did not and will not omit to state a material fact necessary in order to make such information not misleading; all information furnished or confirmed (orally or in writing) by or on behalf of the Selling Shareholder for use in the Registration Statement (or any amendment thereto) or any preliminary prospectus or the Prospectus (or any amendment or supplement thereto) is and will be true, complete and correct in all material respects; and the Selling Shareholder is not prompted to sell the Securities to be sold by the Selling Shareholder under this Agreement by any information concerning the Company or any subsidiary of the Company which is not set forth in the Prospectus.

(2) Underwriting Agreement. This Agreement has been duly authorized, executed and delivered by the Selling Shareholder.

(3) Investment Company. The Selling Shareholder is not an “investment company” or an entity controlled by an “investment company” as such terms are defined in the 1940 Act. the Company shall be entitled to rely on this representation and warranty.

(4) Good Standing. The Selling Shareholder has been duly organized and is validly existing and in good standing under the laws of the jurisdiction of its organization and the Selling Shareholder is duly qualified to transact business and is in good standing in each other jurisdiction in which such qualification is required, whether by reason of the ownership or leasing of property or the conduct of business, except where the failure so to qualify or to be in good standing would not result in a Material Adverse Effect.

(5) Power and Authority. The Selling Shareholder has full right, power and authority to execute, deliver and perform its obligations under this Agreement and to sell, transfer and deliver the Securities to be sold by the Selling Shareholder under this Agreement.

(6) Non-Contravention. The execution, delivery and performance of this Agreement, by the Selling Shareholder and the consummation of the transactions contemplated by this Agreement, (including the sale and delivery of the Securities to be sold by the Selling Shareholder pursuant to this Agreement), and compliance by the Selling Shareholder with its obligations under this Agreement, do not and will not, whether with or without the giving of notice or passage of time or both, conflict with or constitute a breach of, or default or Repayment Event under, or result in the creation or imposition of any Lien upon any of the Securities to be sold by the Selling Shareholder under this Agreement or any other property or assets of the Selling Shareholder or any of its subsidiaries (if any) pursuant to, any contract, indenture, mortgage, deed of trust, loan or credit agreement, bond, note, debenture, evidence of indebtedness, lease or other agreement or instrument to which the Selling Shareholder or any of its subsidiaries (if any) is a party or by which the Selling Shareholder or any of its subsidiaries (if any) is bound or to which any of the property or assets of the Selling Shareholder or any of its subsidiaries (if any) is subject, nor will such action result in any violation of the provisions of the Organizational Documents of the Selling Shareholder or any of its subsidiaries (if any) or any applicable law, statute, rule, regulation, judgment, order, writ or decree of any government, government instrumentality or court, domestic or foreign, having jurisdiction over the Selling Shareholder or any of its subsidiaries (if any) or any of their respective assets, properties or operations.

(7) Good and Marketable Title. The Selling Shareholder is the sole legal, record and beneficial owner of the Securities to be sold by the Selling Shareholder under this Agreement and will remain the sole legal, record and beneficial owner of such Securities until the delivery of such Securities to the Underwriter on the Closing Date, and such Securities are and, until delivery thereof to the Underwriter on the Closing Date, will be free and clear of all Liens other than pursuant to this Agreement; upon payment of the consideration for the Securities to be sold by the Selling Shareholder as provided in this Agreement and the crediting of such Securities to the security account or accounts of the Underwriter maintained with The Depository Trust Company, the Underwriter will become the legal owner of the Securities purchased by it from the Selling Shareholder, free and clear of all Liens, and, assuming that the Underwriter has no “notice of an adverse claim” (within the meaning of Section 8-105 of the Uniform Commercial Code of the State of New York (the “UCC”)) with respect to such Securities, the Underwriter will acquire a “security entitlement” (within the meaning of UCC Section 8-102(a)(17)) to the Securities purchased by the Underwriter from the Selling Shareholder, and no action based on any “adverse claim” (within the meaning of UCC Section 8-102(a)(1)) may be asserted against the Underwriter with respect to such Securities.

(8) Absence of Rights of First Refusal. The Securities to be sold by the Selling Shareholder under this Agreement are not subject to any option, warrant, put, call, right of first refusal or other right to purchase or otherwise acquire any such Securities other than pursuant to this Agreement.

(9) Absence of Manipulation. The Selling Shareholder has not taken and will not take, directly or indirectly, any action designed to or that would constitute or that might reasonably be expected to cause or result in the stabilization or manipulation of the price of any security of the Company to facilitate the sale or resale of the Securities.

(10) Absence of Further Requirements. (A) No filing with, or authorization, approval, consent, license, order, registration, qualification or decree of, any court or governmental authority or agency, domestic or foreign, (B) no authorization, approval, vote or other consent of any stockholder (or other equity owner), if any, or creditor of the Selling Shareholder, and (C) no authorization, approval, vote or other consent of any other person or entity, is necessary or required for the execution or delivery by the Selling Shareholder of, or the performance by the Selling Shareholder of its obligations under, this Agreement, for the sale and delivery by the Selling Shareholder of the Securities to be sold by it under this Agreement, or for the consummation by the Selling Shareholder of the other transactions contemplated by this Agreement, except such as may be required under the 1933 Act, the 1933 Act Regulations, the 1934 Act or the 1934 Act Regulations or state securities sky laws.

(11) Restriction on Sale of Securities. The Selling Shareholder will not, without the prior written consent of the Underwriter, offer, sell, contract to sell, pledge or otherwise dispose of (or enter into any transaction that is designed to, or might reasonably be expected to, result in the disposition of (whether by actual disposition or effective economic disposition due to cash settlement or otherwise) by the Selling Shareholder), directly or indirectly, including the filing (or participation in the filing) of a registration statement with the Commission in respect of, or establish or increase a put equivalent position or liquidate or decrease a call equivalent position within the meaning of Section 16 of the 1934 Act and the 1934 Act Regulations with respect to, any shares of Common Stock or other capital stock of the Company or any securities convertible into or exercisable or exchangeable for such Common Stock or other capital stock (whether owned by the Selling Shareholder at the date of this Agreement or subsequently acquired by the Selling Shareholder) (collectively, the “Capital Stock”), or publicly announce an intention to effect any such transaction, for a period beginning on and including the date of the Prospectus through and including the date which is 60 days after the date of the Prospectus. The foregoing restrictions shall not apply to (a) the Securities to be sold pursuant to this Agreement, or (b) transactions relating to shares of Capital Stock acquired in open market transactions after the Closing Date, or (c) the establishment of a Capital Stock trading plan pursuant to Rule 10b5-1 under the 1934 Act, provided that such plan is approved in advance by the Underwriter and provided further that no transfers occur under such plan during the restricted period referred to in this subsection, or (d) transfers of shares of Capital Stock as a bona fide gift or gifts, or by will or intestacy, to any member of the Selling Shareholder’s immediate family, to a trust the beneficiaries of which are exclusively the Selling Shareholder or members of the Selling Shareholder’s immediate family, or to charitable or educational organizations, or (e) distributions of shares of Capital Stock to limited partners, limited liability company members or shareholders of the Selling Shareholder, or (f) distributions by a trust to its beneficiaries of shares of Capital Stock; provided, however, that in the case of any transfer pursuant to clauses (d), (e) or (f), (i) the Selling Shareholder provides written notice of such transfer to the Underwriter no later than three business days prior to such transfer, (ii) the transferee executes and delivers to the Underwriter, not later than one business day prior to such transfer, an agreement, in form and substance reasonably satisfactory to the Underwriter, substantially to the effect set forth in this subsection (it being understood that any references to “immediate family” in the agreement executed by such transferee shall expressly refer only to the immediate family of the Selling Shareholder), (iii) neither the Selling Shareholder nor the transferee shall publicly disclose the transfer, except to the extent required by law and (iv) the Selling Shareholder shall not be required to, and shall not voluntarily, file a report under Section 16(a) of the 1934 Act, reporting a reduction in beneficial ownership of shares of Common Stock during the restricted period referred to in this subsection. For purposes of this paragraph, “immediate family” shall mean a spouse, lineal descendent, father, mother, brother or sister of the Selling Shareholder.

(12) NASD Matters. All of the information provided to the Underwriter or to counsel for the Underwriter by the Selling Shareholder in connection with letters, filings or other supplemental information provided to NASD Regulation, Inc. pursuant to NASD Conduct Rule 2710 or 2720 is true, complete and correct.

(13) Accuracy of Other Representations. The Selling Shareholder has no reason to believe that the representations and warranties of the Company set forth in Section 1(a) of this Agreement are not true and correct in all material respects and has no knowledge of any fact, condition or information not disclosed in the Prospectus which has had or may reasonably be expected to have a Material Adverse Effect.

(14) No Fiduciary Relationship. The Selling Stockholder acknowledges and agrees that the Underwriter is acting solely in the capacity of an arm’s length contractual counterparty to the Company and the Selling Stockholder with respect to the offering of the Securities contemplated hereby (including in connection with determining the terms of the offering) and not as a financial advisor, agent or fiduciary to the Company, the Selling Stockholder or any other person. Additionally, the Underwriter is not advising the Company, the Selling Stockholder or any other person as to any legal, tax, investment, accounting or regulatory matters in any jurisdiction. The Selling Stockholder has consulted with its own advisors concerning such matters and shall be responsible for making its own independent investigation and appraisal of the transactions contemplated hereby, and the Underwriter shall have no responsibility or liability to the Company, the Selling Stockholder or any other person with respect thereto. Any review by the Underwriter of the Company, the transactions contemplated hereby or other matters relating to such transactions will be performed solely for the benefit of the Underwriter and shall not be on behalf of the Company or the Selling Stockholder.

        (c) Certificates. Any certificate signed by any officer or partner of the Company or any of its subsidiaries and delivered to the Underwriter or to counsel for the Underwriter shall be deemed a representation and warranty by the Company to the Underwriter as to the matters covered thereby; and any certificate signed by or on behalf of the Selling Shareholder and delivered to the Underwriter or counsel for the Underwriter shall be deemed a representation and warranty by the Selling Shareholder to the Underwriter as to the matters covered thereby.

        SECTION 2. Sale and Delivery to Underwriter; Closing.

        (a) Securities. On the basis of the representations and warranties herein contained and subject to the terms and conditions herein set forth, the Selling Shareholder agrees to sell to the Underwriter, and the Underwriter agrees to purchase from the Selling Shareholder, at the price of $______ per share (the “Purchase Price”), the Securities. The price at which the Securities shall initially be offered to the public is $_____ per share.

        (b) Payment. Payment of the purchase price for, and delivery of certificates for, the Securities shall be made at the offices of Dorsey & Whitney LLP, 170 South Main Street, Suite 900, Salt Lake City, Utah 84101, or at such other place as shall be agreed upon by the Underwriter and the Selling Shareholder, at 9:00 A.M. (Eastern time) on ____________, 2005 [T+3 or T+4, depending on time of pricing], or such other time not later than ten business days after such date as shall be agreed upon by the Underwriter and the Selling Shareholder (such time and date of payment and delivery being herein called “Closing Date”).

        Payment shall be made to the Selling Shareholder by wire transfer of immediately available funds to a single bank account, which account shall be designated by the Selling Shareholder, against delivery to the Underwriter through the facilities of The Depository Trust Company for the account of the Underwriter for the Securities to be purchased by it.

        (c) [Reserved]

        SECTION 3. Covenants of the Company. The Company covenants with the Underwriter as follows:

        (a) Compliance with Securities Regulations and Commission Requests. The Company, subject to Section 3(b), will comply with the requirements of Rule 430A and will notify the Underwriter immediately, and confirm the notice in writing, (i) when the Initial Registration Statement, any Rule 462(b) Registration Statement or any post-effective amendment to the Registration Statement shall become effective, or any supplement to the Prospectus or any amended Prospectus shall have been filed, (ii) of the receipt of any comments from the Commission, (iii) of any request by the Commission for any amendment to the Registration Statement or any amendment or supplement to the Prospectus or for additional information, and (iv) of the issuance by the Commission of any stop order suspending the effectiveness of the Registration Statement or of any order preventing or suspending the use of any preliminary prospectus, or of the suspension of the qualification of the Securities for offering or sale in any jurisdiction, or of the initiation or threatening of any proceedings for any of such purposes. The Company will promptly effect the filings necessary pursuant to Rule 424(b) and will take such steps as it deems necessary to ascertain promptly whether the document transmitted for filing under Rule 424(b) was received for filing by the Commission and, in the event that it was not, it will promptly file such document. The Company will make every reasonable effort to prevent the issuance of any stop order and, if any stop order is issued, to obtain the lifting thereof at the earliest possible moment.

        (b) Filing of Amendments. The Company will give the Underwriter notice of its intention to file or prepare any amendment to the Registration Statement (including any filing under Rule 462(b)) or any amendment, supplement or revision to either the prospectus included in the Registration Statement at the time it became effective or to the Prospectus, whether pursuant to the 1933 Act or otherwise, will furnish the Underwriter with copies of any such documents within a reasonable amount of time prior to such proposed filing or use, as the case may be, and will not file or use any such document to which the Underwriter or counsel for the Underwriter shall object.

        (c) Delivery of Registration Statements. The Company has furnished or will deliver to the Underwriter and counsel for the Underwriter, without charge, signed copies of the Registration Statement as originally filed and of each amendment thereto (including exhibits filed therewith) and signed copies of all consents and certificates of experts. The copies of the Registration Statement and each amendment thereto furnished to the Underwriter will be identical to the electronically transmitted copies thereof filed with the Commission pursuant to EDGAR, except to the extent permitted by Regulation S-T.

        (d) Delivery of Prospectuses. The Company has delivered to the Underwriter, without charge, as many copies of each preliminary prospectus as the Underwriter reasonably requested, and the Company hereby consents to the use of such copies for purposes permitted by the 1933 Act. The Company will furnish to the Underwriter, without charge, during the period when the Prospectus is required to be delivered under the 1933 Act or the 1934 Act, such number of copies of the Prospectus (as amended or supplemented) as the Underwriter may reasonably request. The Prospectus and any amendments or supplements thereto furnished to the Underwriter will be identical to the electronically transmitted copies thereof filed with the Commission pursuant to EDGAR, except to the extent permitted by Regulation S-T.

        (e) Continued Compliance with Securities Laws. The Company will comply with the 1933 Act, the 1933 Act Regulations, the 1934 Act and the 1934 Act Regulations so as to permit the completion of the distribution of the Securities as contemplated in this Agreement and in the Prospectus. If at any time when a prospectus is required by the 1933 Act to be delivered in connection with sales of the Securities, any event shall occur or condition shall exist as a result of which it is necessary, in the opinion of counsel for the Underwriter or for the Company, to amend the Registration Statement or amend or supplement the Prospectus in order that the Prospectus will not include any untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein not misleading in the light of the circumstances existing at the time it is delivered to a purchaser, or if it shall be necessary, in the opinion of such counsel, at any such time to amend the Registration Statement or amend or supplement the Prospectus in order to comply with the requirements of the 1933 Act or the 1933 Act Regulations, the Company will promptly prepare and file with the Commission, subject to Section 3(b) hereof, such amendment or supplement as may be necessary to correct such statement or omission or to make the Registration Statement or the Prospectus comply with such requirements, and the Company will furnish to the Underwriter such number of copies of such amendment or supplement as the Underwriter may reasonably request.

        (f) Blue Sky Qualifications. The Company will use its best efforts, in cooperation with the Underwriter, to qualify the Securities for offering and sale under the applicable securities laws of such states and other jurisdictions (domestic or foreign) as the Underwriter may designate and to maintain such qualifications in effect for a period of not less than one year from the date of this Agreement; provided, however, that the Company shall not be obligated to file any general consent to service of process or to qualify as a foreign corporation or as a dealer in securities in any jurisdiction in which it is not so qualified or to subject itself to taxation in respect of doing business in any jurisdiction in which it is not otherwise so subject. In each jurisdiction in which the Securities have been so qualified, the Company will file such statements and reports as may be required by the laws of such jurisdiction to continue such qualification in effect for a period of not less than one year from the date of this Agreement.

        (g) Rule 158. The Company will timely file such reports pursuant to the 1934 Act as are necessary in order to make generally available to its securityholders as soon as practicable an earnings statement for the purposes of, and to provide the benefits contemplated by, the last paragraph of Section 11(a) of the 1933 Act.

        (h) [Reserved]

        (i) Reporting Requirements. The Company, during the period when the Prospectus is required to be delivered under the 1933 Act or the 1934 Act, will file all documents required to be filed with the Commission pursuant to the 1934 Act within the time periods required by the 1934 Act and the 1934 Act Regulations.

        (j) Preparation of Prospectus. Immediately following the execution of this Agreement, the Company will, subject to Section 3(b) hereof, prepare the Prospectus containing the Rule 430A Information and other selling terms of the Securities, the plan of distribution thereof and such other information as may be required by the 1933 Act or the 1933 Act Regulations or as the Underwriter and the Company may deem appropriate, and will file or transmit for filing with the Commission, in accordance with Rule 424(b), copies of the Prospectus.

        (k) Maintain Listing. The Company will use its best efforts to maintain the listing of the Securities on the Nasdaq National Market.

        (l) Reports to Stockholders. During the period of three years from the effective date of the Registration Statement, the Company will furnish to the Underwriter copies of all reports or other communications (financial or other) furnished to stockholders and not publicly available on EDGAR, and deliver to the Underwriter as soon as they are available, copies of any reports and financial statements furnished to or filed with the Commission or any national securities exchange on which any class of securities of the company is listed and not publicly available on EDGAR (such financial statements to be on a consolidated basis to the extent of the accounts of the Company and its subsidiaries are consolidated in reports furnished to its stockholders generally or to the Commission).

        SECTION 4. Payment of Expenses.

        (a) [Reserved]

        (b) Expenses of the Selling Shareholder. The Selling Shareholder will pay all expenses of the Company and the Selling Shareholder incident to the offering of the Securities contemplated by this Agreement including expenses related to (i) the preparation, printing and filing of the Registration Statement (including financial statements and exhibits) as originally filed and of each amendment thereto, (ii) the word processing, printing and delivery to the Underwriter of this Agreement and such other documents as may be required in connection with the offering, purchase, sale or delivery of the Securities, (iii) the fees and disbursements of the counsel, accountants and other advisors to the Company, (iv) the qualification of the Securities under securities laws in accordance with the provisions of Section 3(f) hereof, including filing fees and the reasonable fees and disbursements of counsel for the Underwriter in connection therewith and in connection with the preparation of the blue sky survey and any supplements thereto, (v) the printing and delivery to the Underwriter of copies of each preliminary prospectus and of the Prospectus and any amendments or supplements thereto, (vi) the preparation, printing and delivery to the Underwriter of copies of the blue sky survey and any supplements thereto; (vii) the fees and expenses of the transfer agent and registrar for the Securities; (viii) any stock transfer taxes, stamp duties, capital duties or other similar duties, taxes or charges, if any, payable in connection with the sale or delivery of its Securities to the Underwriter (and the Selling Shareholder hereby authorizes the payment of any such amounts by deduction from either the proceeds of the Securities to be sold by the Selling Shareholder under this Agreement or from any funds from time to time held for the account of the Selling Shareholder by the Custodian), (ix) the fees and disbursements of its counsel and accountants, and (x) underwriting discounts and commissions with respect to the Securities sold by it to the Underwriter.

        (c) Allocation of Expenses. Anything herein to the contrary notwithstanding, the provisions of this Section 4 shall not affect any agreement that the Company and the Selling Shareholder have made or may make for the allocation or sharing of such expenses and costs.

        (d) [Reserved]

        SECTION 5. Conditions of Underwriter’s Obligations. The obligations of the Underwriter hereunder are subject to the accuracy in all material respects of the representations and warranties of the Company and the Selling Shareholder contained in this Agreement or in certificates of any officer of the Company or any subsidiary of the Company or signed by the Selling Shareholder delivered pursuant to the provisions hereof, to the performance by the Company and the Selling Shareholder of their respective covenants and other obligations hereunder, and to the following further conditions:

        (a) Effectiveness of Registration Statement. The Registration Statement, including any Rule 462(b) Registration Statement, has become effective and at Closing Date no stop order suspending the effectiveness of the Registration Statement shall have been issued under the 1933 Act or proceedings therefor initiated or, to the knowledge of the Company, threatened by the Commission, and any request on the part of the Commission for additional information shall have been complied with to the reasonable satisfaction of counsel to the Underwriter. The Prospectus shall have been filed with the Commission pursuant to Rule 424(b) within the time period prescribed by such Rule, and prior to Closing Date, the Company shall have provided evidence satisfactory to the Underwriter of such timely filing.

        (b) Opinion of Counsel for Company. At the Closing Date, the Underwriter shall have received an opinion, dated as of the Closing Date, of Foley & Lardner LLP, counsel for the Company (“Company Counsel”), in form and substance reasonably satisfactory to counsel for the Underwriter, to the effect set forth in Exhibit D hereto, and an opinion, dated as of the Closing Date of Wayne E. Larsen, General Counsel to the Company, in form and substance reasonably satisfactory to counsel for the Underwriter, to the effect set forth in Exhibit ___ hereto.

        (c) Opinion of Counsel for Underwriter. At the Closing Date, the Underwriter shall have received the favorable opinion, dated as of the Closing Date, of Dorsey & Whitney LLP, counsel for the Underwriter, in form and substance reasonably satisfactory to the Underwriter. In giving such opinion such counsel may rely without investigation, as to all matters arising under or governed by the laws of the State of [Wisconsin], on the opinion of Company Counsel referred to in Section 5(b) above, and as to all matters governed by the laws of any jurisdictions other than the federal law of the United States, upon the opinions of counsel satisfactory to the Underwriter. Such counsel may also state that, insofar as such opinion involves factual matters, they have relied, to the extent they deem proper, upon certificates of officers of the Company and its subsidiaries and of public officials.

        (d) Officers’ Certificate. At the Closing Date, there shall not have been, since the date hereof or since the respective dates as of which information is given in the Prospectus (exclusive of any amendments or supplements thereto subsequent to the date of this Agreement), any material adverse change in the condition, financial or otherwise, or in the earnings, business affairs or business prospects of the Company and its subsidiaries considered as one enterprise, whether or not arising in the ordinary course of business, and, at the Closing Date, the Underwriter shall have received a certificate of the President or the Chief Executive Officer of the Company and of the Chief Financial Officer of the Company, dated as of Closing Date, to the effect that (i) there has been no such material adverse change, (ii) the representations and warranties of the Company in this Agreement are true and correct with the same force and effect as though expressly made at and as of Closing Date, (iii) the Company has complied with all agreements and satisfied all conditions on its part to be performed or satisfied at or prior to Closing Date under or pursuant to this Agreement, and (iv) no stop order suspending the effectiveness of the Registration Statement has been issued and no proceedings for that purpose have been instituted or are pending or, to their knowledge, are contemplated by the Commission.

        (e) Accountant’s Comfort Letter. At the time of the execution of this Agreement, the Underwriter shall have received from KPMG LLP a letter, dated the date of this Agreement and in form and substance satisfactory to the Underwriter, containing statements and information of the type ordinarily included in accountants’ “comfort letters” to underwriters with respect to the financial statements and certain financial information of the Company and its subsidiaries contained in the Registration Statement or the Prospectus.

        (f) Bring-down Comfort Letter. At the Closing Date, the Underwriter shall have received from KPMG LLP a letter, dated as of Closing Date and in form and substance satisfactory to the Underwriter, to the effect that they reaffirm the statements made in the letter furnished pursuant to subsection (e) of this Section, except that the specified date referred to shall be a date not more than three business days prior to the Closing Date.

        (g) Lock-up Agreements. Prior to the date of this Agreement, the Underwriter shall have received an agreement signed by the Selling Shareholder substantially in the form of Exhibit B hereto and signed by the Company substantially in the form of Exhibit C hereto.

        (h) No Objection. Prior to the date of this Agreement, NASD Regulation, Inc. shall have confirmed in writing that it has no objection with respect to the fairness and reasonableness of the underwriting terms and arrangements.

        (i) Opinion of Counsel for the Selling Shareholder. At the Closing Date, the Underwriter shall have received the favorable opinion, dated as of the Closing Date, of Sachnoff & Weaver, Ltd., counsel for the Selling Shareholder, in form and substance satisfactory to counsel for the Underwriter, to the effect set forth in Exhibit E hereto and to such further effect as counsel to the Underwriter may reasonably request.

        (j) Certificate of Selling Shareholder. At the Closing Date, the Underwriter shall have received a certificate signed by a general partner of the Selling Shareholder, dated as of the Closing Date, to the effect that (i) the representations and warranties of the Selling Shareholder in this Agreement are true and correct in all material respects with the same force and effect as though expressly made at and as of the Closing Date, (ii) the Selling Shareholder has complied with all agreements and satisfied all conditions on its part to be performed or satisfied at or prior to the Closing Date under or pursuant to this Agreement, and (iii) the Selling Shareholder has reviewed and is familiar with the Prospectus and any amendments or supplements thereto and the information relating to the Selling Shareholder (including the information with respect to the Selling Shareholder’s Securities and any other shares of Common Stock or other securities of the Company which are owned or held by the Selling Shareholder) that is set forth in the Prospectus (or any amendment or supplement thereto) does not contain any untrue statement of a material fact or omit to state a material fact necessary in order to make such information not misleading.

        (k) Tax Forms. Prior to the Closing Date, the Underwriter shall have received a properly completed and executed United States Treasury Department Form W-9 or W-8 (or other applicable form) from the Selling Shareholder.

        (l) Additional Documents. At the Closing Date, counsel for the Underwriter shall have been furnished with such documents and opinions as they may reasonably require for the purpose of enabling them to pass upon the sale of the Securities as herein contemplated, or in order to evidence the accuracy of any of the representations or warranties, or the fulfillment of any of the conditions, contained in this Agreement; and all proceedings taken by the Company and the Selling Shareholder in connection with the sale of the Securities as herein contemplated and in connection with the other transactions contemplated by this Agreement shall be satisfactory in form and substance to the Underwriter and counsel for the Underwriter.

        (m) Termination of Agreement. If any condition specified in this Section 5 shall not have been fulfilled when and as required to be fulfilled, this Agreement may be terminated by the Underwriter by notice to the Company and the Selling Shareholder at any time on or prior to Closing Date and such termination shall be without liability of any party to any other party except as provided in Section 4 hereof and except that Sections 1, 6, 7 and 8 hereof shall survive any such termination and remain in full force and effect.

        SECTION 6. Indemnification.

        (a) Indemnification by the Company and the Selling Shareholder. The Company and the Selling Shareholder, jointly and severally, agree to indemnify and hold harmless the Underwriter and each person, if any, who controls the Underwriter within the meaning of Section 15 of the 1933 Act or Section 20 of the 1934 Act as follows:

(i) against any and all loss, liability, claim, damage and expense whatsoever, as incurred, arising out of any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement (or any amendment thereto), or the omission or alleged omission therefrom of a material fact required to be stated therein or necessary to make the statements therein not misleading, or arising out of any untrue statement or alleged untrue statement of a material fact included in any preliminary prospectus or the Prospectus (or any amendment or supplement thereto), or the omission or alleged omission therefrom of a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading;

(ii) against any and all loss, liability, claim, damage and expense whatsoever, as incurred, to the extent of the aggregate amount paid in settlement of any litigation, or any investigation or proceeding by any governmental agency or body, commenced or threatened, or of any claim whatsoever based upon any such untrue statement or omission, or any such alleged untrue statement or omission; provided that (subject to Section 6(e) below) any such settlement is effected with the prior written consent of the Company and the Selling Shareholder or if the Selling Shareholder is the only indemnifying party, by the Selling Shareholder alone; and

(iii) against any and all expense whatsoever, as incurred (including the fees and disbursements of counsel chosen by the Underwriter), reasonably incurred in investigating, preparing or defending against any litigation, or any investigation or proceeding by any governmental agency or body, commenced or threatened, or any claim whatsoever based upon any such untrue statement or omission, or any such alleged untrue statement or omission, to the extent that any such expense is not paid under (i) or (ii) above, provided, however, that this indemnity agreement shall not apply: (i) to any loss, liability, claim, damage or expense to the extent arising out of any untrue statement or omission or alleged untrue statement or omission made in reliance upon and in conformity with written information furnished to the Company by the Underwriter or the Selling Shareholder expressly for use in the Registration Statement (or any amendment thereto), or in any preliminary prospectus or the Prospectus (or any amendment or supplement thereto); or (ii) if such statement or omission was contained or made in any preliminary prospectus and corrected in the Prospectus and (1) any such loss, claim, damage or liability suffered or incurred by the Underwriter (or any person who controls the Underwriter) resulted from an action, claim or suit by any person who purchased Securities which are the subject thereof from the Underwriter in the offering and (2) the Underwriter failed to deliver or provide a copy of the Prospectus to such person at or prior to the confirmation of the sale of such Securities in any case where such delivery is required by the 1933 Act. The aggregate liability of the Company and the Selling Shareholder under the indemnity agreements contained in this Section 6 shall not exceed the proceeds received by the Selling Shareholder from the sale of Securities hereunder, net of underwriting discounts and commissions.

        (b) Indemnification by Selling Shareholder. The Selling Shareholder agrees to indemnify and hold harmless the Underwriter, each person, if any, who controls the Underwriter within the meaning of Section 15 of the 1933 Act or Section 20 of the 1934 Act, the Company, its directors, each of its officers who signed the Registration Statement and each person, if any, who controls the Company within the meaning of Section 15 of the 1933 Act or Section 20 of the 1934 Act against any and all loss, liability, claim, damage and expense described in the indemnity contained in subsection (a) of this Section 6, as incurred, but only with respect to untrue statements or omissions, or alleged untrue statements or omissions, made in the Registration Statement (or any amendment thereto), or any preliminary prospectus or the Prospectus (or any amendment or supplement thereto) in reliance upon and in conformity with information furnished or confirmed (in each case orally or in writing) to the Company by or on behalf of the Selling Shareholder expressly for use in the Registration Statement (or any amendment thereto) or any preliminary prospectus or the Prospectus (or any amendment or supplement thereto).

        (c) Indemnification by Underwriter. The Underwriter agrees to indemnify and hold harmless the Company and the Selling Shareholder, each of the Company’s officers who signed the Registration Statement, and each person, if any, who controls the Company or the Selling Shareholder within the meaning of Section 15 of the 1933 Act or Section 20 of the 1934 Act against any and all loss, liability, claim, damage and expense described in the indemnity contained in subsection (a) of this Section 6, as incurred, but only with respect to untrue statements or omissions, or alleged untrue statements or omissions, made in the Registration Statement (or any amendment thereto), or any preliminary prospectus or the Prospectus (or any amendment or supplement thereto) in reliance upon and in conformity with written information furnished to the Company by the Underwriter expressly for use in the Registration Statement (or any amendment thereto) or such preliminary prospectus or the Prospectus (or any amendment or supplement thereto).

        (d) Actions against Parties; Notification. Each indemnified party shall give notice as promptly as reasonably practicable to each indemnifying party of any action commenced against it in respect of which indemnity may be sought hereunder, but failure to so notify an indemnifying party shall not relieve such indemnifying party from any liability hereunder to the extent it is not materially prejudiced as a result thereof and in any event shall not relieve it from any liability which it may have otherwise than on account of this indemnity agreement. Counsel to the indemnified parties shall be selected as follows: counsel to the Underwriter and each person, if any, who controls the Underwriter within the meaning of Section 15 of the 1933 Act or Section 20 of the 1934 Act shall be selected by the Underwriter; counsel to the Selling Shareholder shall be selected by the Selling Shareholder; and, counsel to the Company, its directors, each of its officers who signed the Registration Statement and each person, if any, who controls the Company within the meaning of Section 15 of the 1933 Act or Section 20 of the 1934 Act shall be selected by the Company. In every case, the choice of counsel shall be subject to the prior approval of the party or parties providing indemnification, which approval shall not be unreasonably withheld. An indemnifying party may participate at its own expense in the defense of any such action; provided, however, that counsel to the indemnifying party shall not (except with the consent of the indemnified party) also be counsel to the indemnified party. In no event shall the indemnifying parties be liable for the fees and expenses of more than one counsel (in addition to any local counsel) separate from their own counsel for the Underwriter and each person, if any, who controls the Underwriter within the meaning of Section 15 of the 1933 Act or Section 20 of the 1934 Act, the fees and expenses of more than one counsel (in addition to any local counsel) separate from their own counsel for the Selling Shareholder, and the fees and expenses of more than one counsel (in addition to any local counsel) separate from their own counsel for the Company, its directors, each of its officers who signed the Registration Statement and each person, if any, who controls the Company within the meaning of Section 15 of the 1933 Act or Section 20 of the 1934 Act, in each case in connection with any one action or separate but similar or related actions in the same jurisdiction arising out of the same general allegations or circumstances. No indemnifying party shall, without the prior written consent of the indemnified parties not to be unreasonably withheld, settle or compromise or consent to the entry of any judgment with respect to any litigation, or any investigation or proceeding by any governmental agency or body, commenced or threatened, or any claim whatsoever in respect of which indemnification or contribution could be sought under this Section 6 or Section 7 hereof (whether or not the indemnified parties are actual or potential parties thereto), unless such settlement, compromise or consent (i) includes an unconditional release of each indemnified party from all liability arising out of such litigation, investigation, proceeding or claim and (ii) does not include a statement as to or an admission of fault, culpability or a failure to act by or on behalf of any indemnified party.

        (e) Settlement Without Consent if Failure to Reimburse. If at any time an indemnified party shall have requested an indemnifying party to reimburse the indemnified party for fees and expenses of counsel, such indemnifying party agrees that it shall be liable for any settlement of the nature contemplated by Section 6(a)(ii) effected without its written consent if (i) such settlement is entered into more than 90 days after receipt by such indemnifying party of the aforesaid request, (ii) such indemnifying party shall have received notice of the terms of such settlement at least 30 days prior to such settlement being entered into and (iii) such indemnifying party shall not have reimbursed such indemnified party for all fees and expenses (other than for fees and expenses under a bona fide dispute) in accordance with such request prior to the date of such settlement.

        (f) Other Agreements with Respect to Indemnification and Contribution. The provisions of this Section 6 and in Section 7 hereof shall not affect any agreements among the Company and the Selling Shareholder with respect to indemnification of each other or contribution between themselves.

        SECTION 7. Contribution. If the indemnification provided for in Section 6 hereof is for any reason unavailable to or insufficient to hold harmless an indemnified party in respect of any losses, liabilities, claims, damages or expenses referred to therein, then each indemnifying party shall contribute to the aggregate amount of such losses, liabilities, claims, damages and expenses incurred by such indemnified party, as incurred, (i) in such proportion as is appropriate to reflect the relative benefits received by the Company and the Selling Shareholder on the one hand and the Underwriter on the other hand from the offering of the Securities pursuant to this Agreement or (ii) if the allocation provided by clause (i) is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause (i) above but also the relative fault of the Company and the Selling Shareholder on the one hand and of the Underwriter on the other hand in connection with the statements or omissions which resulted in such losses, liabilities, claims, damages or expenses, as well as any other relevant equitable considerations.

        The relative benefits received by the Company and the Selling Shareholder on the one hand and the Underwriter on the other hand in connection with the offering of the Securities pursuant to this Agreement shall be deemed to be in the same respective proportions as the total net proceeds from the offering of the Securities pursuant to this Agreement (before deducting expenses) received by the Company and the Selling Shareholder and the total underwriting discounts and commissions received by the Underwriter as set forth on the cover of the Prospectus, bear to the aggregate initial public offering price of the Securities as set forth on such cover.

        The relative fault of the Company and the Selling Shareholder on the one hand and the Underwriter on the other hand shall be determined by reference to, among other things, whether any such untrue or alleged untrue statement of a material fact or omission or alleged omission to state a material fact relates to information supplied by the Company or by the Underwriter and the parties’ relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission.

        The Company, the Underwriter, Selling Shareholder agree that it would not be just and equitable if contribution pursuant to this Section 7 were determined by pro rata allocation or by any other method of allocation which does not take account of the equitable considerations referred to above in this Section 7. The aggregate amount of losses, liabilities, claims, damages and expenses incurred by an indemnified party and referred to above in this Section 7 shall be deemed to include any legal or other expenses reasonably incurred by such indemnified party in investigating, preparing or defending against any litigation, or any investigation or proceeding by any governmental agency or body, commenced or threatened, or any claim whatsoever based upon any such untrue or alleged untrue statement or omission or alleged omission.

        Notwithstanding the provisions of this Section 7, the Underwriter shall not be required to contribute any amount in excess of the amount by which the total price at which the Securities underwritten by it and distributed to the public were offered to the public exceeds the amount of any damages which the Underwriter has otherwise been required to pay by reason of any such untrue or alleged untrue statement or omission or alleged omission.

        No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the 1933 Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation.

        For purposes of this Section 7, each person, if any, who controls the Underwriter within the meaning of Section 15 of the 1933 Act or Section 20 of the 1934 Act shall have the same rights to contribution as the Underwriter, and each director of the Company, each officer of the Company who signed the Registration Statement, and each person, if any, who controls the Company within the meaning of Section 15 of the 1933 Act or Section 20 of the 1934 Act shall have the same rights to contribution as the Company.

        SECTION 8. Representations, Warranties and Agreements to Survive Delivery. All representations, warranties and agreements contained in this Agreement or in certificates of officers of the Company or any of its subsidiaries or signed by or on behalf of the Selling Shareholder submitted pursuant hereto, shall remain operative and in full force and effect, regardless of any investigation made by or on behalf of the Underwriter or controlling person, or by or on behalf of the Company, or by or on behalf of the Selling Shareholder, and shall survive delivery of the Securities to the Underwriter for the applicable statute of limitations period.

        SECTION 9. Termination of Agreement.

        (a) Termination; General. The Underwriter may terminate this Agreement, by written notice to the Company and the Selling Shareholder, at any time on or prior to Closing Date (i) if there has been, since the time of execution of this Agreement or since the respective dates as of which information is given in the Prospectus, any material adverse change in the condition, financial or otherwise, or in the earnings, business affairs or business prospects of the Company and its subsidiaries considered as one enterprise, whether or not arising in the ordinary course of business, or (ii) if there has occurred any material adverse change in the financial markets in the United States or the international financial markets, any outbreak of hostilities or escalation thereof or other calamity or crisis or any change or development involving a prospective change in national or international political, financial or economic conditions, in each case the effect of which is such as to make it, in the judgment of the Underwriter, impracticable or inadvisable to market the Securities or to enforce contracts for the sale of the Securities, or (iii) if trading in any securities of the Company has been suspended or materially limited by the Commission or the Nasdaq National Market, or if trading generally on the American Stock Exchange or the NYSE or in the Nasdaq National Market has been suspended or materially limited, or minimum or maximum prices for trading have been fixed, or maximum ranges for prices have been required, by any of said exchanges or by such system or by order of the Commission, the NASD or any other governmental authority, or a material disruption has occurred in commercial banking or securities settlement or clearance services in the United States or in Europe, or (iv) if a banking moratorium has been declared by either Federal or New York authorities.

        (b) Liabilities. If this Agreement is terminated pursuant to this Section 9, such termination shall be without liability of any party to any other party except as provided in Section 4 hereof, and provided further that Sections 1, 6, 7 and 8 hereof shall survive such termination and remain in full force and effect.

        SECTION 10. Notices. All notices and other communications hereunder shall be in writing and shall be deemed to have been duly given if mailed or transmitted by any standard form of telecommunication. Notices to the Underwriter shall be directed to it at Two Centerpointe Drive, Suite 400, Lake Oswego, Oregon 97035, Attention of Legal Department; notices to the Company shall be directed to it at 5481 South Packard Avenue, Cudahy, Wisconsin 53110, Attention of Wayne E. Larsen and notices to the Selling Shareholder shall be directed to it at 1560 Sherman Avenue, Suite 900, Evanston, Illinois 60201, Attention of Brad Whitmore.

        SECTION 11. Parties. This Agreement shall inure to the benefit of and be binding upon the Underwriter, the Company and the Selling Shareholder and their respective successors. Nothing expressed or mentioned in this Agreement is intended or shall be construed to give any person, firm or corporation, other than the Underwriter, the Company and the Selling Shareholder and their respective successors and the controlling persons and officers and directors referred to in Sections 6 and 7 and their heirs and legal representatives, any legal or equitable right, remedy or claim under or in respect of this Agreement or any provision herein contained. This Agreement and all conditions and provisions hereof are intended to be for the sole and exclusive benefit of the Underwriter, the Company and the Selling Shareholder and their respective successors, and said controlling persons and officers and directors and their heirs and legal representatives, and for the benefit of no other person, firm or corporation. No purchaser of Securities from the Underwriter shall be deemed to be a successor by reason merely of such purchase.

        SECTION 12. GOVERNING LAW AND TIME. THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK. SPECIFIED TIMES OF DAY REFER TO NEW YORK CITY TIME.

        SECTION 13. Effect of Headings. The Section and Exhibit headings herein are for convenience only and shall not affect the construction hereof.

        SECTION 1. Definitions. As used in this Agreement, the following terms have the respective meanings set forth below:

        “Commission” means the Securities and Exchange Commission.

        “Company Documents” means any contracts, indentures, mortgages, deeds of trust, loan or credit agreements, bonds, notes, debentures, evidences of indebtedness, leases or other instruments or agreements to which the Company or any of its subsidiaries is a party or by which the Company or any of its subsidiaries is bound or to which any of the property or assets of the Company or any of its subsidiaries is subject.

        “EDGAR” means the Commission’s Electronic Data Gathering, Analysis and Retrieval System.

        “GAAP” means generally accepted accounting principles.

        “Initial Registration Statement” means the Company’s registration statement on Form S-3 (Registration No. 333-124938), as amended (if applicable), at the time it became effective, including the Rule 430A Information and the documents incorporated by reference therein.

        “Lien” means any security interest, mortgage, pledge, lien, encumbrance, claim or equity.

        “NASD” means the National Association of Securities Dealers, Inc.

        “Organizational Documents” means (a) in the case of a corporation, its charter and bylaws; (b) in the case of a limited or general partnership, its partnership certificate, certificate of formation or similar organizational document and its partnership agreement; (c) in the case of a limited liability company, its articles of organization, certificate of formation or similar organizational documents and its operating agreement, limited liability company agreement, membership agreement or other similar agreement; (d) in the case of a trust, its certificate of trust, certificate of formation or similar organizational document and its trust agreement or other similar agreement; and (e) in the case of any other entity, the organizational and governing documents of such entity.

        “preliminary prospectus” means any prospectus used in connection with the offering of the Securities that was used before the Initial Registration Statement became effective, or that was used after such effectiveness and prior to the execution and delivery of this Agreement, or that omitted the Rule 430A Information or that was captioned “Subject to Completion”.

        “Registration Statement” means the Initial Registration Statement; provided that, if a Rule 462(b) Registration Statement is filed with the Commission, then the term “Registration Statement” shall also include such Rule 462(b) Registration Statement and the documents incorporated by reference therein.

        “Repayment Event” means any event or condition which gives the holder of any bond, note, debenture or other evidence of indebtedness (or any person acting on such holder’s behalf) the right to require the repurchase, redemption or repayment of all or a portion of such indebtedness by the Company or any subsidiary of the Company.

        “Rule 424(b)” “Rule 430A” and “Rule 462(b)” refer to such rules under the 1933 Act.

        “Rule 430A Information” means the information included in the Prospectus that was omitted from the Initial Registration Statement at the time it became effective but that is deemed to be a part of the Initial Registration Statement at the time it became effective pursuant to Rule 430A.

        “Rule 462(b) Registration Statement” means a registration statement filed by the Company pursuant to Rule 462(b) for the purpose of registering any of the Securities under the 1933 Act, including the Rule 430A Information and the documents incorporated by reference therein.

        “Subject Instruments” means any Company Documents that are filed as exhibits to the Registration Statement, or any amendment thereto, pursuant to Item 601(b)(10) of Regulation S-K of the Commission.

        “1933 Act” means the Securities Act of 1933, as amended.

        “1933 Act Regulations” means the rules and regulations of the Commission under the 1933 Act.

        “1934 Act” means the Securities Exchange Act of 1934, as amended.

        “1934 Act Regulations” means the rules and regulations of the Commission under the 1934 Act.

        “1940 Act” means the Investment Company Act of 1940, as amended.

        All references to the Registration Statement, the Initial Registration Statement, any Rule 462(b) Registration Statement, any preliminary prospectus, the Prospectus or any amendment or supplement to any of the foregoing shall be deemed to include the copy filed with the Commission pursuant to EDGAR.

[Signature Page Follows]

        If the foregoing is in accordance with your understanding of our agreement, please sign and return to the Company a counterpart hereof, whereupon this instrument, along with all counterparts, will become a binding agreement between the Underwriter and the Company in accordance with its terms.

Very truly yours,
LADISH CO., INC.
By _______________________________
Name:
Title:
GRACE BROTHERS, LTD.
By _______________________________
Name:
Title:

CONFIRMED AND ACCEPTED, as of the
    date first above written:

D.A. DAVIDSON & CO.

By	_______________________________ Authorized Signatory

[Signature page to Underwriting Agreement.]

EXHIBIT A

SUBSIDIARIES OF THE COMPANY

Name	Jurisdiction of Organization	Type of Entity
Stowe Machine Co., Inc.	Nevada	Corporation
Pacific Cast Technologies, Inc.	Nevada	Corporation
Metallum Corporation	Nevada	Corporation
Material Subsidiaries
Pacific Cast Technologies, Inc.	Nevada	Corporation

A-1

EXHIBIT B

FORM OF SELLING SHAREHOLDER LOCK-UP AGREEMENT

GRACE BROTHERS, LTD.

Public Offering of Common Stock

September __, 2005

D.A. Davidson & Co.
Two Centerpointe Drive, Suite 400
Lake Oswego, Oregon 97035

Ladies and Gentlemen:

        This agreement (this “Agreement”) is being delivered to you in connection with the proposed Underwriting Agreement (the “Underwriting Agreement”) between Ladish Co., Inc. (the “Company”), and D.A. Davidson & Co. (the “Underwriter”), and the other parties thereto (if any), to be named therein, relating to an underwritten public offering (the “Public Offering”) of common stock, par value $0.01 per share (the “Common Stock”), of the Company.

        In order to induce the Underwriter to enter into the Underwriting Agreement, the undersigned agrees that the undersigned will not, without the prior written consent of the Underwriter, offer, sell, contract to sell, pledge or otherwise dispose of (or enter into any transaction that is designed to, or might reasonably be expected to, result in the disposition of (whether by actual disposition or effective economic disposition due to cash settlement or otherwise) by the undersigned), directly or indirectly, including the filing (or participation in the filing) of a registration statement with the Securities and Exchange Commission in respect of, or establish or increase a put equivalent position or liquidate or decrease a call equivalent position within the meaning of Section16 of the Securities Exchange Act of 1934, as amended, and the rules and regulations of the Securities and Exchange Commission promulgated thereunder with respect to, any shares of Common Stock or other capital stock of the Company or any securities convertible into or exercisable or exchangeable for any such Common Stock or other capital stock (whether owned by the undersigned at the date of this Agreement or subsequently acquired by the undersigned) (collectively, “Securities”), or publicly announce an intention to effect any such transaction, for a period beginning on the date of this Agreement through and including the date which is 60 days after the date of the Underwriting Agreement.

        The foregoing restrictions shall not apply to (a) the shares of Securities proposed to be sold pursuant to the Underwriting Agreement, or (b) transactions relating to shares of Securities acquired in open market transactions after the completion of the Public Offering, or (c) the establishment of a Securities trading plan pursuant to Rule 10b5-1 under the Securities Exchange Act of 1934, as amended, provided that such plan is approved in advance by the Underwriter and provided further that no transfers occur under such plan during the restricted period referred to herein, or (d) transfers of shares of Securities as a bona fide gift or gifts, or by will or intestacy, to any member of the undersigned’s immediate family, to a trust the beneficiaries of which are exclusively the undersigned or members of the undersigned’s immediate family, or to charitable or educational organizations, or (e) distributions of shares of Securities to limited partners, limited liability company members or stockholders of the undersigned, or (f) distributions by a trust to its beneficiaries of shares of Securities; provided, however, that in the case of any transfer pursuant to clauses (d), (e) or (f), (i) the undersigned provides written notice of such transfer to the Underwriter no later than three business days prior to such transfer, (ii) the transferee executes and delivers to the Underwriter, not later than one business day prior to such transfer, an agreement, in form and substance reasonably satisfactory to the Underwriter and in substantially the form of this Agreement (it being understood that any references to “immediate family” in the agreement executed by such transferee shall expressly refer only to the immediate family of the undersigned), (iii) neither the undersigned nor the transferee shall publicly disclose the transfer, except to the extent required by law and (iv) the undersigned shall not be required to, and shall not voluntarily, file a report under Section 16(a) of the Securities Exchange Act of 1934, reporting a reduction in beneficial ownership of shares of Common Stock during the restricted period referred to herein. For purposes of this paragraph, “immediate family” shall mean a spouse, lineal descendent, father, mother, brother or sister of the undersigned.

        In addition, the undersigned agrees that, without the prior written consent of the Underwriter, it will not, during the period beginning on and including the date of this Agreement through and including the date which is 60 days after the date of the Underwriting Agreement, make any demand for or exercise any right with respect to, the registration of any shares of Securities. The undersigned hereby waives any and all notice requirements and rights with respect to the registration of any securities pursuant to any agreement, instrument, understanding or otherwise, including any registration rights agreement or similar agreement, to which the undersigned is a party or under which the undersigned is entitled to any right or benefit, provided that such waiver shall apply only to the public offering of Common Stock pursuant to the Underwriting Agreement and the registration statement filed under the Securities Act of 1933, as amended, in connection therewith. The undersigned hereby agrees that, to the extent that the terms of this Agreement conflict with or are in any way inconsistent with any investor or registration rights agreement or warrant to which the undersigned may be a party, this Agreement supersedes such registration rights agreement.

        The undersigned also agrees and consents to the entry of stop transfer instructions with the Company’s transfer agent and registrar against the transfer of the undersigned’s shares of Securities unless transferred in compliance with the restrictions set forth in this Agreement. Without limiting the restrictions herein, any transfer of the undersigned’s shares of Securities shall remain at all times subject to applicable securities laws, including without limitation, the resale restrictions imposed by Rule 144 promulgated under the Securities Act of 1933, as amended.

        The undersigned understands that the Company and the Underwriter are relying upon this Agreement in proceeding toward consummation of the Public Offering. The undersigned further understands that this agreement is irrevocable and shall be binding upon the undersigned’s heirs, legal representatives, successors and assigns.

        Whether or not the Public Offering actually occurs depends on a number of factors, including market conditions. Any Public Offering will only be made pursuant to an Underwriting Agreement, the terms of which are subject to negotiation between the Company and the Underwriter. This Agreement shall automatically terminate upon the earliest to occur, if any, of: (a) the date that the Grace Brothers, Ltd. advises the Underwriter in writing, prior to the execution of the Underwriting Agreement, that it has determined not to proceed with the Public Offering; or (b) termination of the Underwriting Agreement prior to the Closing Date (as defined in the Underwriting Agreement).

        In witness whereof, the undersigned has executed and delivered this Agreement as of the date first set forth above.

Very truly yours,
____________________________
Print Name:___________________

EXHIBIT C

FORM OF COMPANY LOCK-UP AGREEMENT

LADISH CO., INC.

Public Offering of Common Stock

September __, 2005

D.A. Davidson & Co.
Two Centerpointe Drive, Suite 400
Lake Oswego, Oregon 97035

Ladies and Gentlemen:

        This agreement (this “Agreement”) is being delivered to you in connection with the proposed Underwriting Agreement (the “Underwriting Agreement”) between Ladish Co., Inc. (the “Company”), and D.A. Davidson & Co. (the “Underwriter”), and the other parties thereto (if any), to be named therein, relating to an underwritten public offering (the “Public Offering”) of common stock, par value $0.01 per share (the “Common Stock”), of the Company.

        In order to induce the Underwriter to enter into the Underwriting Agreement, the undersigned agrees that the undersigned will not, without the prior written consent of the Underwriter, offer, sell, contract to sell, pledge or otherwise dispose of (or enter into any transaction that is designed to, or might reasonably be expected to, result in the disposition of (whether by actual disposition or effective economic disposition due to cash settlement or otherwise) by the undersigned), directly or indirectly, including the filing (or participation in the filing) of a registration statement with the Securities and Exchange Commission in respect of, or establish or increase a put equivalent position or liquidate or decrease a call equivalent position within the meaning of Section16 of the Securities Exchange Act of 1934, as amended, and the rules and regulations of the Securities and Exchange Commission promulgated thereunder with respect to, any shares of Common Stock or other capital stock of the Company or any securities convertible into or exercisable or exchangeable for any such Common Stock or other capital stock (whether owned by the undersigned at the date of this Agreement or subsequently acquired by the undersigned) (collectively, “Securities”), or publicly announce an intention to effect any such transaction, for a period beginning on the date of this Agreement through and including the date which is 60 days after the date of the Underwriting Agreement.

C-1

        The foregoing restrictions notwithstanding, the Company may (A) issue and sell Common Stock and options to purchase Common Stock pursuant to any employee or director stock option or stock purchase plans as in effect on the date of this Agreement (so long as each such plan is described in the Prospectus), and (B) issue Common Stock upon the exercise of stock options outstanding on the date of this Agreement and referred to in the Prospectus or stock options issued after the date of this Agreement pursuant to any such plan referred to in clause (A) of this sentence.

        The undersigned understands that the Underwriter is relying upon this Agreement in proceeding toward consummation of the Public Offering. The undersigned further understands that this agreement is irrevocable and shall be binding upon the undersigned’s successors and assigns.

        Whether or not the Public Offering actually occurs depends on a number of factors, including market conditions. Any Public Offering will only be made pursuant to an Underwriting Agreement, the terms of which are subject to negotiation between the Company and the Underwriter. This Agreement shall automatically terminate upon the earliest to occur, if any, of: (a) the date that the Grace Brothers, Ltd. advises the Underwriter in writing, prior to the execution of the Underwriting Agreement, that it has determined not to proceed with the Public Offering; or (b) termination of the Underwriting Agreement prior to the Closing Date (as defined in the Underwriting Agreement), or (c) September __, 2005 if no Underwriting Agreement has been executed and delivered with respect to the Public Offering prior to that date.

        In witness whereof, the undersigned has executed and delivered this Agreement as of the date first set forth above.

Very truly yours,
____________________________
Print Name:___________________

C-2

EXHIBIT D

FORM OF OPINION OF FOLEY & LARDNER, LLP

(1) The Company has been duly incorporated and is validly existing as a corporation under the laws of the State of Wisconsin, has filed its most recent required annual report with the Wisconsin Department of Financial Institutions and has not filed articles of dissolution.

(2) The Company has corporate power and authority to own, lease and operate its properties and to conduct its business as described in the Prospectus and to enter into and perform its obligations under the Underwriting Agreement.

(3) To the knowledge of counsel, the Company is duly qualified as a foreign corporation to transact business and is in good standing in the jurisdictions in which such qualification is required, whether by reason of the ownership or leasing of property or the conduct of business, except where the failure so to qualify or to be in good standing would not result in a Material Adverse Effect.

(4) To the knowledge of counsel: (A) each Subsidiary (as defined below) has been duly organized and is validly existing as a corporation, limited or general partnership or limited liability company, as the case may be, in good standing under the laws of the jurisdiction of its organization; (B) has power and authority as a corporation, limited or general partnership or limited liability company, as the case may be, to own, lease and operate its properties and to conduct its business as described in the Prospectus and is duly qualified as a foreign corporation, limited or general partnership or limited liability company, as the case may be, to transact business and is in good standing in each jurisdiction in which such qualification is required, whether by reason of the ownership or leasing of property or the conduct of business, except where the failure so to qualify or to be in good standing would not result in a Material Adverse Effect; (C) except as otherwise disclosed in the Registration Statement and the Prospectus, all of the issued and outstanding shares of capital stock of each Subsidiary that is a corporation, all of the issued and outstanding partnership interests of each Subsidiary that is a limited partnership, and all of the issued and outstanding limited liability company interests, membership interests or other similar interests of each Subsidiary that is a limited liability company have been duly authorized and validly issued and are fully paid and (except in the case of general partnership interests) non-assessable and are owned by the Company, directly or through subsidiaries, free and clear of any Lien; and (D) none of the outstanding shares of capital stock of any Subsidiary that is a corporation, none of the issued and outstanding partnership interests of any Subsidiary that is a limited or general partnership, and none of the issued and outstanding limited liability company interests, membership interests or other similar interests of any Subsidiary that is a limited liability company was issued in violation of any preemptive rights, rights of first refusal or other similar rights of any securityholder of such Subsidiary or any other person arising under the Organizational Documents of such Subsidiary, the laws of such Subsidiary’s state of organization, or, to our knowledge, otherwise. As used in this opinion, the term “Subsidiaries” means the subsidiaries identified with an asterisk on Exhibit [__] to the Underwriting Agreement.

(5) The authorized, issued and outstanding capital stock of the Company is as set forth in the in the Prospectus (except for subsequent issuances, if any, pursuant to employee or director stock option or stock purchase plans referred to in the Prospectus or pursuant to the exercise of options referred to in the Prospectus). The shares of issued and outstanding capital stock of the Company (including the Securities to be sold by the Selling Shareholder to the Underwriter under the Underwriting Agreement) have been duly authorized and validly issued and are fully paid and non-assessable (except as provided in Wisconsin Statutes section 180.0622(2)(b) as judicially interpreted); and none of the outstanding shares of capital stock of the Company was issued in violation of any preemptive rights, rights of first refusal or other similar rights of any securityholder of the Company or any other person arising under the charter or bylaws of the Company, the laws of the State of Wisconsin or, to our knowledge, otherwise.

(6) The Underwriting Agreement has been duly authorized, executed and delivered by the Company and constitutes a valid and binding agreement of the Company enforceable in accordance with its terms.

(7) The Initial Registration Statement and any Rule 462(b) Registration Statement have been declared effective under the 1933 Act; the Prospectus has been filed pursuant to Rule 424(b) in the manner and within the time period required by Rule 424(b); and, to our knowledge, no stop order suspending the effectiveness of the Initial Registration Statement or any Rule 462(b) Registration Statement has been issued under the 1933 Act and no proceedings for that purpose have been instituted or are pending or threatened by the Commission.

(8) The Initial Registration Statement and any amendments thereto and any Rule 462(b) Registration Statement, as of their respective effective dates, and the Prospectus and any amendments or supplements thereto, as of their respective issue dates (in each case other than the financial statements and schedules and other financial data included therein or omitted therefrom, as to which we have not been called upon to express an opinion), complied as to form in all material respects with the requirements of the 1933 Act and the 1933 Act Regulations.

(9) The documents incorporated by reference in the Prospectus or any further amendment or supplement thereto made by the Company (other than the financial statements and related schedules therein, as to which such counsel express no opinion), when they became effective or were filed with the Commission, as the case may be, complied as to form in all material respects with the requirements of the 1933 Act and 1933 Act Regulations or 1934 Act and 1934 Act Regulations, as applicable.

(10) To our knowledge, except as otherwise disclosed in the Registration Statement and the Prospectus, there is not pending or threatened any action, suit, proceeding, inquiry or investigation to which the Company or any subsidiary is a party, or to which the property of the Company or any subsidiary is subject, before or brought by any court or governmental agency or body which might reasonably be expected to result in a Material Adverse Effect or which might reasonably be expected to materially and adversely affect the properties or assets thereof or the consummation of the transactions contemplated in the Underwriting Agreement or the performance by the Company of its obligations thereunder.

(11) The statements set forth under the caption “Underwriting” in the Prospectus and Item 15 of Part II of the Registration Statement and the description of the capital stock incorporated by reference in to the Registration Statement from the Company’s Registration Statement on Form S-1, filed with the Commission on December 23, 1997, as amended, insofar as such statements constitute a summary of legal matters, documents or proceedings referred to therein, are accurate and complete in all material respects.

(12) To the knowledge of counsel, (A) all descriptions in the Registration Statement and the Prospectus of any Company Documents are accurate in all material respects; and (B) there are no franchises, contracts, indentures, mortgages, deeds of trust, loan or credit agreements, bonds, notes, debentures, evidences of indebtedness, leases or other instruments or agreements required to be described or referred to in the Registration Statement or the Prospectus or to be filed as exhibits to the Registration Statement which have not been so described and filed as required.

(13) (A) No filing with, or authorization, approval, consent, license, order, registration, qualification or decree of, any court or governmental authority or agency (other than under the 1933 Act, the 1933 Act Regulations, the 1934 Act and the 1934 Act Regulations, which have been obtained, or as may be required under the securities or blue sky laws of the various states, as to which we have not been called upon to express an opinion), (B) no authorization, approval, vote or other consent of any stockholder or creditor of the Company or its subsidiaries, (C) no waiver or consent under any Company Documents and (D) to our knowledge, no authorization, approval, vote or other consent of any other person or entity, is necessary or required in connection with the due authorization, execution and delivery of the Underwriting Agreement or for the offering, sale or delivery of the Securities.

(14) To the knowledge of counsel, the execution, delivery and performance of the Underwriting Agreement and the consummation of the transactions contemplated in the Underwriting Agreement, the Registration Statement and the Prospectus and compliance by the Company with its obligations under the Underwriting Agreement do not and will not, whether with or without the giving of notice or lapse of time or both, conflict with or constitute a breach of, or default or Repayment Event under, or result in the creation or imposition of any Lien upon any property or assets of the Company or any subsidiary pursuant to, any material Company Document, except for such conflicts, breaches, or defaults or Liens that would not have a Material Adverse Effect, nor will such action result in any violation of the provisions of the Organizational Documents of the Company or any Subsidiary or any applicable law, statute, rule, regulation, judgment, order, writ or decree, known to us, of any government, government instrumentality or court having jurisdiction over the Company or any subsidiary or any of their respective properties, assets or operations.

(15) The Company is not and, immediately after giving effect to the offering and sale of the Securities, will not be an “investment company”, as such term is defined in the 1940 Act.

        Nothing has come to our attention that would lead us to believe that the Initial Registration Statement or any amendment thereto, at the time the Initial Registration Statement or any such amendment became effective, or that any Rule 462(b) Registration Statement, at the time such Rule 462(b) Registration Statements became effective, contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading or that the Prospectus or any amendment or supplement thereto, at the time the Prospectus was issued, at the time any such amendment or supplement was issued or on the date of this letter, included or includes an untrue statement of a material fact or omitted or omits to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading (except in each case that we make no statement and express no belief with respect to financial statements and schedules and other financial or statistical date included in or omitted from the Initial Registration Statement, any Rule 462(b) Registration Statement or the Prospectus or any amendment or supplement thereto). We do not know of any amendment to the Registration Statement required to be filed or of any contracts or other documents of a character required to be filed as an exhibit to the Registration Statement or required to be incorporated by reference into the Prospectus or required to be described in the Registration Statement or Prospectus that are not filed or incorporated by reference or described as required.

        In the event that such opinion shall define the term “Registration Statement,” “Initial Registration Statement,” “Rule 462(b) Registration Statement” or “Prospectus” (rather than indicating that such terms, as used in such opinion, have the respective meanings given thereto in the Underwriting Agreement), such opinion shall define the terms “Registration Statement”, “Initial Registration Statement” and “Rule 462(b) Registration Statement” to include the Rule 430A Information and shall include all documents incorporated by reference therein and shall define the term “Prospectus” as the Prospectus in the form furnished to the Underwriter for use in connection with the offering of the Securities (and not as the Prospectus filed with the Commission pursuant to Rule 424(b)) and shall include all documents incorporated by reference in therein.

        In rendering such opinion, Company Counsel shall state that such opinion covers matters arising under the laws of the State of Wisconsin or the federal laws of the United States of America. In rendering such opinion, Company Counsel may rely as to matters involving the laws of any other state upon the opinion of local counsel satisfactory to the Underwriter; shall state that Company Counsel may rely on such opinion as if it were addressed to them in rendering their opinion pursuant to the Underwriting Agreement, shall be dated the same date as the opinion of Company Counsel, shall be delivered to the Underwriter at the same time that the opinion of Company Counsel is delivered, and shall be satisfactory in form and substance to counsel for the Underwriter. In rendering such opinion, Company Counsel may rely, as to matters of fact (but not as to legal conclusions), to the extent they deem proper, on certificates of responsible officers of the Company and public officials. Such opinion shall not state that it is to be governed or qualified by, or that it is otherwise subject to, any treatise, written policy or other document relating to legal opinions, including, without limitation, the Legal Opinion Accord of the ABA Section of Business Law (1991).

EXHIBIT E

FORM OF OPINION OF SELLING SHAREHOLDER'S COUNSEL

(1) The Underwriting Agreement has been duly authorized, executed and delivered by the Selling Shareholder and constitutes a valid and binding agreement of the Selling Shareholder enforceable in accordance with its terms.

(2) The Selling Shareholder is validly existing and in good standing under the laws of the jurisdiction of its organization.

(3) The Selling Shareholder has all requisite limited partnership right, power and authority to execute, deliver and perform its obligations under the Underwriting Agreement, and to sell, transfer and deliver the Securities to be sold by the Selling Shareholder under the Underwriting Agreement.

(4) The execution, delivery and performance of the Underwriting Agreement, by the Selling Shareholder and the consummation of the transactions contemplated by the Underwriting Agreement (including the sale and delivery of the Securities to be sold by the Selling Shareholder pursuant to the Underwriting Agreement) and compliance by the Selling Shareholder with its obligations under the Underwriting Agreement, do not and will not, whether with or without the giving of notice or passage of time or both, result in any violation of the provisions of the Organizational Documents of the Selling Shareholder or any of its subsidiaries (if any) or any applicable Illinois, Delaware corporate or Federal law, statute, rule, regulation, judgment. In rendering such opinion, counsel to the Selling Shareholder may rely, as to matters of fact but not as to legal conclusions, to the extent they deem proper, on certificates of the Selling Shareholder and public officials.

(5) The Selling Shareholder is the sole registered owner of the Securities to be sold by the Selling Shareholder under the Underwriting Agreement, free and clear, to our knowledge, of any Liens other than pursuant to the Underwriting Agreement; and, upon payment of the consideration for the Securities to be sold by the Selling Shareholder as provided in the Underwriting Agreement and the crediting of such Securities to the security account or accounts of the Underwriter maintained with The Depository Trust Company then, assuming that the Underwriter has no “notice of an adverse claim” (within the meaning of Section 8-105 of the Uniform Commercial Code of the State of New York (the “UCC”)) with respect to such Securities, the Underwriter will acquire a “security entitlement” (within the meaning of UCC Section 8-102(a)(17)) with respect to the Securities purchased by the Underwriter from the Selling Shareholder and no action based on any “adverse claim” (within the meaning of UCC Section 8-102(a)(1)) may be asserted against the Underwriter with respect to such Securities.

(6) To our knowledge, the Securities to be sold by the Selling Shareholder are not subject to any option, warrant, put, call, right of first refusal or other right to purchase or otherwise acquire any such Securities other than pursuant to the Underwriting Agreement.

E-1

(7) (A) No filing with, or authorization, approval, consent, license, order, registration, qualification or decree of, any court or governmental authority or agency, (B) to our knowledge, no authorization, approval, vote or other consent of any stockholder (or other equity owner), if applicable, or creditor of the Selling Shareholder, and (C) to our knowledge, no authorization, approval, vote or other consent of any other person or entity, is necessary or required for the execution or delivery by the Selling Shareholder of, or the performance by the Selling Shareholder of its obligations under, the Underwriting Agreement for the sale and delivery by the Selling Shareholder of the Securities to be sold by it under the Underwriting Agreement or for the consummation by the Selling Shareholder of the other transactions contemplated by the Underwriting Agreement, except such as may be required under the 1933 Act or the 1933 Act Regulations or state securities laws.

Our opinion covers matters arising under the laws of the States of Illinois, the Delaware General Corporation Law and the federal laws of the United States of America. We assume that the laws of New York are substantially similar to and would be applied in the same way as the laws of Illinois. In rendering our opinion, we have relied, as to matters of fact, but not as to legal conclusions, to the extent they deem proper, on certificates of the Selling Shareholder and public officials.

E-2

EXHIBIT F

FORM OF OPINION OF COMPANY GENERAL COUNSEL

        (1)     The Company is duly qualified as a foreign corporation to transact business and is in good standing in the jurisdiction in which such qualification is required, whether by reason of the ownership or leasing of property or the conduct of business, except where the failure so to qualify or to be in good standing would not result in a Material Adverse Effect.

        (2)     Each Subsidiary (as defined below) has been duly organized and is validly existing as a corporation, limited or general partnership or limited liability company, as the case may be, in good standing under the laws of the jurisdiction of its organization, has power and authority as a corporation, limited or general partnership or limited liability company, as the case may be, to own, lease and operate its properties and to conduct its business as described in the Prospectus and is duly qualified as a foreign corporation, limited or general partnership or limited liability company, as the case may be, to transact business and is in good standing in each jurisdiction in which such qualification is required, whether by reason of the ownership or leasing of property or the conduct of business, except where the failure so to qualify or to be in good standing would not result in a Material Adverse Effect; except as otherwise disclosed in the Registration Statement and the Prospectus, all of the issued and outstanding shares of capital stock of each Subsidiary that is a corporation, all of the issued and outstanding partnership interests of each Subsidiary that is a limited partnership, and all of the issued and outstanding limited liability company interests, membership interests or other similar interests of each Subsidiary that is a limited liability company have been duly authorized and validly issued and are fully paid and (except in the case of general partnership interests) non-assessable and are owned by the Company, directly or through subsidiaries, free and clear of any Lien; and none of the outstanding shares of capital stock of any Subsidiary that is a corporation, none of the issued and outstanding partnership interests of any Subsidiary that is a limited or general partnership, and none of the issued and outstanding limited liability company interests, membership interests or other similar interests of any Subsidiary that is a limited liability company was issued in violation of any preemptive rights, rights of first refusal or other similar rights of any securityholder of such Subsidiary or any other person arising under the Organizational Documents of such Subsidiary, the laws of such Subsidiary’s state of organization, or, to our knowledge, otherwise. As used in this opinion, the term “Subsidiaries” means the subsidiaries identified with an asterisk on Exhibit [__] to the Underwriting Agreement.

        (3)     All descriptions in the Registration Statement and the Prospectus of any Company Documents are accurate in all material respects; and to our knowledge, there are no franchises, contracts, indentures, mortgages, deeds of trust, loan or credit agreements, bonds, notes, debentures, evidences of indebtedness, leases or other instruments or agreements required to be described or referred to in the Registration Statement or the Prospectus or to be filed as exhibits to the Registration Statement which have not been so described and filed as required.

        (4)     The execution, delivery and performance of the Underwriting Agreement and the consummation of the transactions contemplated in the Underwriting Agreement, the Registration Statement and the Prospectus and compliance by the Company with its obligations under the Underwriting Agreement do not and will not, whether with or without the giving of notice or lapse of time or both, conflict with or constitute a breach of, or default or Repayment Event under, or result in the creation or imposition of any Lien upon any property or assets of the Company or any subsidiary pursuant to, any material Company Document, except for such conflicts, breaches, or defaults or Liens that would not have a Material Adverse Effect, nor will such action result in any violation of the provisions of the Organizational Documents of the Company or any Subsidiary or any applicable law, statute, rule, regulation, judgment, order, writ or decree, known to us, of any government, government instrumentality or court having jurisdiction over the Company or any subsidiary or any of their respective properties, assets or operations.

F-1

        Nothing has come to our attention that would lead us to believe that the Initial Registration Statement or any amendment thereto, at the time the Initial Registration Statement or any such amendment became effective, or that any Rule 462(b) Registration Statement, at the time such Rule 462(b) Registration Statements became effective, contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading or that the Prospectus or any amendment or supplement thereto, at the time the Prospectus was issued, at the time any such amendment or supplement was issued or on the date of this letter, included or includes an untrue statement of a material fact or omitted or omits to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading (except in each case that we make no statement and express no belief with respect to financial statements and schedules and other financial or statistical date included in or omitted from the Initial Registration Statement, any Rule 462(b) Registration Statement or the Prospectus or any amendment or supplement thereto). We do not know of any amendment to the Registration Statement required to be filed or of any contracts or other documents of a character required to be filed as an exhibit to the Registration Statement or required to be incorporated by reference into the Prospectus or required to be described in the Registration Statement or Prospectus that are not filed or incorporated by reference or described as required.

        In the event that such opinion shall define the term “Registration Statement,” “Initial Registration Statement,” “Rule 462(b) Registration Statement” or “Prospectus” (rather than indicating that such terms, as used in such opinion, have the respective meanings given thereto in the Underwriting Agreement), such opinion shall define the terms “Registration Statement”, “Initial Registration Statement” and “Rule 462(b) Registration Statement” to include the Rule 430A Information and shall include all documents incorporated by reference therein and shall define the term “Prospectus” as the Prospectus in the form furnished to the Underwriter for use in connection with the offering of the Securities (and not as the Prospectus filed with the Commission pursuant to Rule 424(b)) and shall include all documents incorporated by reference in therein.

        In rendering such opinion, Company Counsel shall state that such opinion covers matters arising under the laws of the State of Wisconsin or the federal laws of the United States of America. In rendering such opinion, Company Counsel may rely as to matters involving the laws of any other state upon the opinion of local counsel satisfactory to the Underwriter; shall state that Company Counsel may rely on such opinion as if it were addressed to them in rendering their opinion pursuant to the Underwriting Agreement, shall be dated the same date as the opinion of Company Counsel, shall be delivered to the Underwriter at the same time that the opinion of Company Counsel is delivered, and shall be satisfactory in form and substance to counsel for the Underwriter. In rendering such opinion, Company Counsel may rely, as to matters of fact (but not as to legal conclusions), to the extent they deem proper, on certificates of responsible officers of the Company and public officials. Such opinion shall not state that it is to be governed or qualified by, or that it is otherwise subject to, any treatise, written policy or other document relating to legal opinions, including, without limitation, the Legal Opinion Accord of the ABA Section of Business Law (1991).

F-2